UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2020
SPECTRUM PHARMACEUTICALS INC
(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 South Eastern Avenue	Suite 240	Henderson	Nevada	89052
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (702) 835-6300
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPPI	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held the 2020 annual meeting of stockholders (the “Annual Meeting”) on June 18, 2020 at the Company’s corporate headquarters located at 11500 S. Eastern Avenue, Suite 240, Henderson, Nevada 89052. As of the close of business on April 21, 2020, the record date for the Annual Meeting, a total of 116,465,972 shares were outstanding and entitled to vote, of which a total of 88,782,784 shares were present in person or by proxy at the Annual Meeting, constituting a quorum for the conduct of business thereat.
The following sets forth detailed information regarding the voting results at the Annual Meeting for each of the matters voted upon by the stockholders. These matters are described in more detail in the Company’s Definitive Proxy Statement for its Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 22, 2020 (the “Proxy Statement”).
Proposal No. 1:
The Company’s stockholders elected each of the seven nominees named below to serve on the Board of Directors of the Company for a one-year term expiring at the annual meeting of stockholders in 2021 and until their respective successors are duly elected and qualified, or until their earlier resignation or removal.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
William L. Ashton	62,155,039	1,502,209	110,147	25,015,389
Elizabeth A. Czerepak	62,761,999	888,514	116,882	25,015,389
Seth H.Z. Fischer	62,525,973	1,078,245	163,177	25,015,389
Joseph W. Turgeon	62,428,655	1,166,839	171,901	25,015,389
Jeffrey L. Vacirca, M.D., FACP	62,126,349	1,535,138	105,908	25,015,389
Dolatrai M. Vyas, Ph.D.	61,789,867	1,864,967	112,561	25,015,389
Bernice R. Welles, M.D., M.B.A.	61,920,394	1,731,458	115,543	25,015,389
Proposal No. 2:
The Company’s stockholders approved by advisory vote the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,750,552	3,363,601	653,242	25,015,389
Proposal No. 3:
The Company’s stockholders approved the proposed amendment to the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,474,398	4,114,724	178,273	25,015,389

Proposal No. 4:
The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
87,671,548	790,223	321,013	0

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.    Description
10.1        First Amendment to the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan.
104        Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date:	June 19, 2020	By:	/s/ Kurt A. Gustafson
Kurt A. Gustafson Executive Vice President and Chief Financial Officer